UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2007

                              Compuware Corporation
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-20900

                    Michigan                                 38-2007430
        (State or other jurisdiction of                  (I.R.S. Employer
         incorporation or organization)                  Identification No.)

     One Campus Martius, Detroit, Michigan                   48226-5099
   (Address of Principal Executive Offices)                  (Zip Code)

      (Registrant's telephone number, including area code): (313) 227-7300

                             ---------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

         On August 15, 2007, Compuware Corporation ("Compuware") issued a press release announcing the decision to terminate its Stock Repurchase Agreement with a broker under Rule 10b5-1 of the Securities Exchange Act of 1934 ("Agreement"). The Agreement was previously scheduled to end on September 30, 2007. Due to unfavorable credit market conditions, Compuware elected to terminate the Agreement, effective August 20, 2007, rather than incur debt to fund additional stock repurchases for the remaining term. A copy of the press release is furnished with this Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1   Press Release, dated August 15, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMPUWARE CORPORATION


Date: August 16, 2007                 By:/s/ Thomas M. Costello, Jr.
                                      -----------------------------
                                      Thomas M. Costello, Jr.
                                      Senior Vice President
                                      General Counsel and Secretary


                                INDEX OF EXHIBITS

        Exhibit  No.               Description
        ------------    --------------------------------------------------------
            99.1        Press Release, dated August 15, 2007.